                                                                   Exhibit 2.k.3

                               AMENDMENT NO. 7 TO
                      LOAN FUNDING AND SERVICING AGREEMENT
                   (VFCC TRANSACTION WITH ACS FUNDING TRUST I)


         THIS AMENDMENT NO. 7 TO LOAN FUNDING AND SERVICING AGREEMENT, dated as of April 19, 2001 (this "AMENDMENT"), is entered into by and among ACS FUNDING TRUST I ("BORROWER"), as Borrower, AMERICAN CAPITAL STRATEGIES, LTD. ("SERVICER"), as Servicer, certain INVESTORS, VARIABLE FUNDING CAPITAL CORPORATION ("VFCC"), as a Lender, FIRST UNION SECURITIES, INC. (successor-in-interest to First Union Capital Markets Corp.), as Deal Agent, FIRST UNION NATIONAL BANK ("FIRST UNION"), as a Lender and as Liquidity Agent, WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (formerly-known-as Norwest Bank Minnesota, National Association, as Collateral Custodian and the Backup Servicer, and as acknowledged and agreed to by FIRST UNION NATIONAL BANK ("HEDGE COUNTERPARTY"), as Hedge Counterparty. Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).

         WHEREAS, the parties hereto entered into that certain Loan Funding and Servicing Agreement, dated as of March 31, 1999 as amended by that Amendment No. 1, dated as of June 30, 1999, Amendment No. 2, dated as of September 24, 1999, Amendment No. 3, dated as of December 14, 1999, Amendment No. 4, dated as of June 16, 2000, Amendment No. 5, dated as of December 20, 2000, and Amendment No. 6, dated as of March 29, 2001 (such agreement as amended, modified, supplemented, waived or restated from time to time, the "AGREEMENT");

         WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

         NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

         SECTION 1. AMENDMENTS.

         (a) SECTION 2.5(a)(iii) of the Agreement is hereby amended by deleting the figure "$10,000,000" therein and substituting in its place the following:

                  "$30,000,000".

         (b) The Commitment of First Union National Bank as Lender set forth on the signature pages of the Agreement is hereby amended and restated to be "$30,000,000."

         SECTION 2. INCREASE IN AMOUNT OF FUNB NOTE.

         The Borrower hereby agrees to execute and deliver to First Union, on behalf of the holders of the Notes, an amended, restated and substituted FUNB
Note in the maximum principal
amount of $30,000,000 (the "NEW NOTE"). Such New Note shall replace and supersede any note or notes previously executed by the Borrower pursuant to the Agreement (collectively, the "REPLACED NOTES"). Such New Note evidences the same indebtedness, and is secured by the same Collateral as the Replaced Notes.

         SECTION 3. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

         Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Agreement, as though such terms and conditions were set forth herein.

         SECTION 4. REPRESENTATIONS.

         Each of the Borrower and Servicer represent and warrant as of the date of this Amendment as follows:

                  (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

                  (ii) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

                  (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

                  (iv) this Amendment has been duly executed and delivered by it;

                  (v) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity;

                  (vi)  it is not in default under the Agreement; and

                  (vii) there is no Termination Event, Unmatured Termination Event, or Servicer Termination Event.

         SECTION 5. CONDITIONS PRECEDENT.

         The effectiveness of this Amendment is subject to the following conditions precedent: (i) due execution and delivery to the Deal Agent of this Amendment by each of the parties hereto, (ii) due execution and delivery to First Union of the New Note, and (iii) such other documents, agreements, certification, or legal opinions as the Deal Agent, may reasonably require.

         SECTION 6. MISCELLANEOUS.

         (a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

         (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

         (d) First Union certifies by execution hereof that it is an Investor with Commitments in excess of 66-2/3% of the Facility Amount, and therefore is a Required Investor pursuant to the Agreement.

         (e) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

         (f) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

         (g) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

         (h) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.


                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER:                     ACS FUNDING TRUST I


                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------

                                   ACS Funding Trust I
                                   c/o American Capital Strategies, Ltd.
                                   3 Bethesda Metro Center, Suite 860
                                   Bethesda, Maryland  20814
                                   Attention:        President
                                   Facsimile No.:    (301) 654-6714
                                   Confirmation No.: (301) 951-6122


THE SERVICER:                     AMERICAN CAPITAL STRATEGIES, LTD.


                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------

                                   American Capital Strategies, Ltd.
                                   3 Bethesda Metro Center, Suite 860
                                   Bethesda, Maryland  20814
                                   Attention:        President
                                   Facsimile No.:    (301) 654-6714
                                   Confirmation No.: (301) 951-6122





                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

THE INVESTORS:                     FIRST UNION NATIONAL BANK


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   Commitment:  $225,000,000.00

                                   First Union National Bank
                                   One First Union Center, Mail Code: NC0610
                                   301 South College Street
                                   Charlotte, North Carolina 28288
                                   Attention:        Capital Markets Credit
                                                     Administration
                                   Facsimile No.:    (704) 374-3254
                                   Confirmation No:  (704) 374-4001




                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

LENDER:                            VARIABLE FUNDING CAPITAL
                                   CORPORATION

                                   By First Union Securities, Inc.
                                   (successor-in-interest to First Union
                                   Capital Markets Corp.), as attorney-in-fact


                                   By:
                                       ----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   Variable Funding Capital Corporation
                                   c/o First Union Securities, Inc.
                                   One First Union Center, Mail Code: NC0610
                                   301 South College Street
                                   Charlotte, North Carolina  28288
                                   Attention:        Conduit Administration
                                   Facsimile No.:    (704) 383-6036
                                   Confirmation No.: (704) 383-9343

                  With a copy to:

                                   Lord Securities Corp.
                                   2 Wall Street, 19th Floor
                                   New York, New York  10005
                                   Attention:        Vice President
                                   Facsimile No.:    (212) 346-9012
                                   Confirmation No.: (212) 346-9008





                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

THE BACKUP SERVICER:               WELLS FARGO BANK MINNESOTA,
                                   NATIONAL ASSOCIATION (f/k/a
                                   Norwest Bank Minnesota, National Association)


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   Wells Fargo Bank Minnesota, National
                                     Association
                                   Sixth Street and Marquette Avenue
                                   Minneapolis, Minnesota  55479-0070
                                   Attention:        Corporate Trust Services
                                                     Asset-Backed Administration
                                   Facsimile No.:    (612) 667-3464
                                   Confirmation No.: (612) 667-8058


THE COLLATERAL CUSTODIAN:          WELLS FARGO BANK MINNESOTA,
                                   NATIONAL ASSOCIATION (f/k/a
                                   Norwest Bank Minnesota, National Association)


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   Wells Fargo Bank Minnesota, National
                                   Association
                                   Sixth Street and Marquette Avenue
                                   Minneapolis, Minnesota  55479-0070
                                   Attention:        Corporate Trust Services
                                                     Asset-Backed Administration
                                   Facsimile No.:    (612) 667-3464
                                   Confirmation No.: (612) 667-8058



                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

THE DEAL AGENT:                    FIRST UNION SECURITIES, INC.
                                   (successor-in-interest to First Union
                                   Capital Markets Corp.)


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   First Union Securities, Inc.
                                   One First Union Center, Mail Code: NC0610
                                   301 South College Street
                                   Charlotte, North Carolina  28288
                                   Attention:        Conduit Administration
                                   Facsimile No.:    (704) 383-6036
                                   Confirmation No.: (704) 383-9343


LENDER AND LIQUIDITY AGENT         FIRST UNION NATIONAL BANK


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   First Union National Bank
                                   One First Union Center, Mail Code: NC0610
                                   301 South College Street
                                   Charlotte, North Carolina  28288
                                   Attention:        Capital Markets Credit
                                                     Administration
                                   Facsimile No.:    (704) 374-3254
                                   Confirmation No.: (704) 374-4001

                                   Lender Commitment: $30,000,000

Acknowledged and Agreed to this [____] day of April, 2001.

FIRST UNION NATIONAL BANK,
as the Hedge Counterparty


By:
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------

First Union National Bank
One First Union Center, Mail Code: NC0610
Charlotte, North Carolina  28288
Attention:        Capital Markets Credit Administration
Facsimile No.:    (704) 374-3254
Confirmation No.: (704) 374-4001